NUMBER                                    SHARES


                      ROYCE GLOBAL TRUST, INC.
                      A Maryland Corporation
                                                     SEE REVERSE SIDE FOR
                                                     CERTAIN DEFINITIONS

                      Shares of Common Stock


This is to Certify that _____________ is the owner of __________________ fully-paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the signatures of its duly authorized officers.

Dated:

JOHN E. DENNEEN                    CHARLES M. ROYCE
Secretary                          President

COUNTERSIGNED:
FUND/PLAN SERVICES, INC.
(Conshohocken, PA)

BY                               Transfer Agent
                                 Service Agent

       AUTHORIZED SIGNATURE

 ------------------
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common    UNIF GIFT MIN ACT -______Custodian________
                                                    (Cust)         (Minor)
TEN ENT -as tenants by the                          under Uniform Gifts to
         entireties                                 Minors Act____________.
                                                                (State)
JT TEN  -as joint tenants
         with right of
         survivorship and not
         as tenants in common

            Additional abbreviations may also be used though not
                            in the above list.

For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OR ASSIGNEE

_________________________________________________________________________

_________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_________________________________________________________________________

_________________________________________________________________________

__________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises..

     Dated _________________ 19 ____
           In presence of

_________________________________   ______________________________________


  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN ABOVE UPON THE FACT OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.